STATE STREET INSTITUTIONAL FUNDS

State Street Active Core Bond Fund

(the “Fund”)

Supplement dated June 12, 2019 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), each dated January 31, 2019,

each as may be revised and/or supplemented from time to time

Effective immediately, James Palmieri replaces Mark Johnson as a Portfolio Manager on the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

•	On page 26 of the Prospectus and beginning on page 5 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Matthew Nest, CFA	Since 2018	Managing Director at State Street Global Advisors (“SSGA”)
James Palmieri, CFA	Since 2019	Managing Director at SSGA

•

On page 46 of the Prospectus, the fifth paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street Active Core Bond Fund is co-managed by Matthew Nest and James Palmieri. Messrs. Nest and Palmieri are supported by an investment team of portfolio managers, analysts and traders who undertake idea generation through fundamental bottom-up and top-down research. The asset allocation team delegates capital across the different investment grade asset classes and risk budgets for interest rate positioning. Each asset class head then deploys capital utilizing rigorous company and industry analysis, along with a strong relative value framework for assessing valuations. Primary sources of excess returns include duration positioning, asset allocation and security selection.

•

On page 46 of the Prospectus, the third paragraph of the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

James Palmieri, CFA, is a Managing Director of SSGA and the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. In his role, he is the lead portfolio manager and trader for the Structured Products Group servicing all total rate of return and insurance accounts managed in Stamford, CT. In addition to his portfolio management responsibilities, Mr. Palmieri is a member of the Fixed Income Currency and Cash Senior Leadership Team, and the Fundamental Active Core and Core Plus Fixed Income Team. He joined SSGA in 2016 as part of the SSGA acquisition of GE Asset Management. Prior to joining SSGA, Mr. Palmieri worked at GE Asset Management for eleven years as a senior portfolio manager and trader for all fixed income total rate of return and insurance accounts for GE. Prior to joining GE Asset Management, he worked at Constitution State Corporate Credit Union for one year as an investment director and CIGNA Investment Management for five years as a fixed income portfolio manager. He received his Bachelor of Science from Central Connecticut State University, is a Chartered Financial Analyst (CFA) charter holder, and has twenty years of investment experience.

•

On page 64 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed,” within the section entitled “MANAGEMENT OF THE TRUST,” the information regarding Mark Johnson is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
James Palmieri†††	5	$3.81	1	$0.06	93	(9)	$54.06	(9)	$57.93

†††	Data provided as of April 30, 2019.
(9)	Includes 2 accounts (totaling $743.42 million in assets under management) with performance-based fees.

Mr. Palmieri did not beneficially own shares of any of the Funds as of April 30, 2019.

•	All other references to Mark Johnson in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with James Palmieri.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPSSIF061219